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                                                                Exhibit 10.8(b)

Facility Site Sublease Agreement (Morgantown L2) between Southern Energy Mid-Atlantic, LLC and Morgantown OL2 LLC dated as of December 19, 2000

Facility Site Sublease Agreement (Morgantown L3) between Southern Energy Mid-Atlantic, LLC and Morgantown OL3 LLC dated as of December 19, 2000

Facility Site Sublease Agreement (Morgantown L4) between Southern Energy Mid-Atlantic, LLC and Morgantown OL4 LLC dated as of December 19, 2000

Facility Site Sublease Agreement (Morgantown L5) between Southern Energy Mid-Atlantic, LLC and Morgantown OL5 LLC dated as of December 19, 2000

Facility Site Sublease Agreement (Morgantown L6) between Southern Energy Mid-Atlantic, LLC and Morgantown OL6 LLC dated as of December 19, 2000

Facility Site Sublease Agreement (Morgantown L7) between Southern Energy Mid-Atlantic, LLC and Morgantown OL7 LLC dated as of December 19, 2000